Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                                                                 Exhibit 10.4.37


                              TERMINATION AGREEMENT


         This Termination Agreement ("Termination Agreement") made this 30th day of September 1999, by and between Neoprobe Corporation, ("Neoprobe") and Kol Bio-Medical Instruments, Inc., ("Kol").

                                    RECITALS:

         WHEREAS, Kol and Neoprobe entered into a Sales and Marketing Agreement dated January 26, 1999 (the "Sales and Marketing Agreement"); and

         WHEREAS, The parties desire to mutually terminate the Sales and Marketing Agreement in accordance with the terms and conditions of this Termination Agreement;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the recitals set forth above, which are hereby incorporated by reference herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Termination. Effective on September 30, 1999 (the "Effective Date of Termination"), the Sales and Marketing Agreement shall be terminated by the mutual agreement of the parties hereto and except as specifically set forth in this Termination Agreement, which the parties intend to be a substituted contract for the Sales and Marketing Agreement, the parties shall have no further obligation or remedies arising under the Sales and Marketing Agreement.

         2. Actions of the Parties. The parties agree to do the following:

                  2.1 Between the date of this Termination Agreement and the Effective Date of Termination, Kol shall continue to comply with the provisions of Article V of the Sales and Marketing Agreement, except that Section
                           5.01 shall be inapplicable commencing with the date of this Termination Agreement.

                  2.2 Neoprobe shall pay to Kol all outstanding commissions for Products shipped prior to the Effective Date of Termination. July and August commissions


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                           previously due but unpaid in the amount of $93,187.92 shall be paid to Kol on the Effective Date of Termination. Commissions (net of reimbursements to Neoprobe for Clinical Specialists' sales commissions and expenses, as previously agreed) due for the period up to and including the Effective Date of Termination shall be paid to Kol on or before October 15, 1999.

                  2.3 Neoprobe shall repurchase from Kol and Kol shall resell to Neoprobe all of Neoprobe's Products, demonstration cases and accessories in Kol's inventory and in the inventory of Kol's Sub-Agents ("Products in Inventory"), as more particularly set forth on Schedule 2.3 attached hereto and incorporated by reference herein.

                  2.4 Unless otherwise agreed to by the parties, within twenty business (20) days after the Effective Date of Termination, (i) Kol shall ship to Neoprobe's designated facility, Plexus, all Products in Inventory previously shipped by Neoprobe to Kol but not yet paid for by Kol. Payment for all such Products in Inventory shall be made in accordance with the provisions of Section 2.5. Kol shall ship all Products in Inventory using a carrier chosen by Neoprobe for delivery to Neoprobe's designated facility. All freight costs for such shipments shall be paid by Neoprobe. Neoprobe agrees ***. Neoprobe shall pay Kol for Products in Inventory as follows: the sum of $1,000,000 (i) less the outstanding A/R of ***; (ii) less Product in Inventory not passing the inspection conducted pursuant to Section 2.5@ the invoiced cost; (iii) less Product not returned @ invoiced cost.

                  2.5 All Products in Inventory repurchased by Neoprobe pursuant to Section 2.3 shall be in reasonable condition and have not been subjected to excessive wear and tear ("Conforming Condition"). The parties shall cooperate with each other to arrange the inspection of the Products in Inventory, within ten
                           (10) days, at the facilities of Plexus by a Kol representative and a Neoprobe representative reasonably acceptable to Kol. Upon completion of the inspection by Neoprobe, Neoprobe shall pay Kol for all Products in Inventory determined by Neoprobe to be in Conforming Condition, within fifteen (15) days after the inspection.

                  2.6 Any dispute with regard to whether the Products in Inventory are in Conforming Condition shall be resolved by binding arbitration conducted by


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                           a single arbitrator from the American Arbitration Association (the "AAA"). The place of arbitration shall be Fairfax, Virginia.

                  2.7      Neoprobe shall ***.

                  2.8 Kol agrees that it will use reasonable efforts to transition records (from Kol and its Sub-Agents) regarding sales of Products during the term of the Sales and Marketing Agreement by turning over to Neoprobe sales records, key contacts and project lists. Neoprobe shall have the right to use all such records in its business.

         3. Termination Payment. Neoprobe shall pay to Kol a termination payment in the amount of $700,000 as follows: (i) $350,000 payable on or before October 29, 1999; and (ii) $350,000 payable on or before November 29, 1999. All payments made pursuant to this Section 2.5 shall be made by wire transfer. The parties agree that in the event Kol enters into an agreement with Neoprobe's world-wide distribution partner for continued sales and marketing activities relating to Neoprobe's products, which Kol may or may not enter into at its sole and absolute discretion, Kol agrees to ***. Neoprobe shall remain liable for the full amount due under the termination payment owed by Neoprobe to Kol pursuant to this
                  Section 3.

         4. Non-competition After Termination. Provided that Kol is receiving the fee as specified by Section 2.4, Kol agrees that it will not distribute, market promote or sell a product competitive with the Products covered by the Sales and Marketing Agreement for a period of six (6) months following the Effective date of Termination.

         5. Incorporation of Provisions of the Sales and Marketing Agreement. The obligations of confidentiality as provided in
                  Article X and indemnification as provided in Article IX of the Sales and Marketing Agreement are hereby incorporated by reference into this Termination Agreement in their entirety and shall expressly survive the termination of the Sales and Marketing Agreement and continue in full force and effect.

         6. Returned Product. Neoprobe shall notify Kol on or before October 31, 1999 of any Product sold by Kol prior to the Effective Date of Termination that is returned by a customer to Neoprobe for credit between the Effective Date of Termination and October 31, 1999. Kol shall return toNeoprobe any commission on the sale of such


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                  returned Product paid by Neoprobe to Kol prior to the Effective Date of Termination on or before November 15, 1999.

         7.       Mutual Releases.

                  7.1 Except for the obligations of the parties pursuant to the terms of this Termination Agreement, and as otherwise set forth herein, Neoprobe hereby releases and forever discharges Kol, its officers, directors, employees, agents, heirs, assigns and successors (the "Kol Releasees") from and on account of all claims, liabilities, obligations, debts, demands, actions, causes of action, covenants, contracts, controversies, agreements, promises, doings, acts, omissions, trespasses, damages and other demands and claims of every kind and nature, both in law and in equity, that Neoprobe or any of its officers, directors, employees, agents, successors of assigns ever had, now has or may have in the future against the Kol Releasees, arising out of the occurrence of any act, transaction, matter or event, from the beginning of the world to the date of this Termination Agreement, whether fixed or contingent, known or unknown, specifically including, but not limited to, all claims arising out of or relating to the Sales and Marketing Agreement, but excluding claims for breach or non-performance of this Termination Agreement.

                  7.2 Except for the obligations of the parties pursuant to the terms of this Termination Agreement, and as otherwise set forth herein, Kol hereby releases and forever discharges Neoprobe, its officers, directors, employees, agents, heirs, assigns and successors (the "Neoprobe Releasees") from and on account of all claims, liabilities, obligations, debts, demands, actions, causes of action, covenants, contracts, controversies, agreements, promises, doings, acts, omissions, trespasses, damages and other demands and claims of every kind and nature, both in law and in equity, that Kol or any of its officers, directors, employees, agents, successors of assigns ever had, now has or may have in the future against the Neoprobe Releasees, arising out of the occurrence of any act, transaction, matter or event, from the beginning of the world to the date of this Termination Agreement, whether fixed or contingent, known or unknown, specifically including, but not limited to, all claims arising out of or relating to the Sales and Marketing Agreement, but excluding claims for breach or non-performance of this Termination Agreement.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

         8. Entire Agreement. This Termination Agreement contains the entire agreement of the parties and there are no other understandings or agreements other than this Termination Agreement; all prior agreements, representations, promises or statements, whether oral or in writing, are of no effect except as may be provided in this Termination Agreement may not be changed orally, but only by an agreement in writing signed by all parties. This Termination Agreement shall supersede and abrogate in its entirety the Sales and Marketing Agreement. The parties agree to look only to the provisions of this Termination Agreement for a determination of their rights and obligations in relation to each other.

         9. Waiver of Breach. A non-breaching party's waiver of a breach by the breaching party of any provision of this Termination Agreement shall not operate as or be construed as a waiver of any subsequent breach by the breaching party.

         10. Public Announcements. The parties agree that they shall not disparage each other nor make any statements regarding their relationship and the termination thereof that reflects adversely on the performance of the other.

         11. Binding Effect. This Termination Agreement shall inure to the benefit of and shall be binding on the Kol and Neoprobe and their respective successors and assigns.

         12. Attorneys fees. In the event that Neoprobe fails to pay any amount due to Kol pursuant to this Termination Agreement, Kol shall be entitled to recover all of its reasonable attorneys' fees and costs, including but not limited to expert witness fees or expenses, incurred in the prosecuting any such action against Neoprobe.

         13. Choice of Forum. Any claim or cause of action arising out of or connected with this Termination Agreement shall be brought exclusively in either the U.S. District Court for the Eastern District of Virginia (subject to the statutory basis for jurisdiction) or the Circuit Court of Fairfax County, Virginia, and the parties hereto consent to submit to the personal jurisdiction of such courts, and waive all objections to such jurisdiction and venue. If either party is not a resident of the Commonwealth of Virginia at the time of such action, then such Party irrevocably appoints the Secretary of the Commonwealth of Virginia as agent for the purpose of accepting service of process in Virginia.

         14. Severability. The invalidity or unenforceability of any provision of this Termination Agreement shall not affect the validity or enforceability of any other provision of this Termination Agreement, unless doing so would materially alter the respective


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                  benefits and burdens of the parties, in which case this Termination Agreement shall be either reformed by mutual agreement of the parties or invalidated.

         15. Modification. This Termination Agreement may not be changed orally, but only by an agreement in writing signed by all parties.

         16. Captions. Captions provided in this Termination Agreement are used solely for convenience and are not to be used in construing or interpreting this Termination Agreement.

         17. Counterparts. This Termination Agreement may be executed in multiple counterparts, which shall be deemed an original but all of which together shall constitute one and the same instrument.

         18. Construction. Both parties have had the advice and assistance of their counsel in the negotiation and execution of this Termination Agreement. The language in all parts of this Termination Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either party. The parties expressly agree that the principle of contract interpretation that ambiguities are construed against the drafting party shall not apply.

         19. Notice. Except as otherwise stated in this Termination Agreement, any notice, request, instruction, approval or other communication given hereunder by any party hereto shall be in writing and hand-delivered against receipted copy; mailed by registered or certified mail, postage prepaid, return receipt requested; telecopied (with hard copy sent via U.S. mail within one (1) business day after the facsimile notice is transmitted) or delivered by Fed Ex or other similar overnight courier, to the following addresses:

         If to Kol at:              13901 Willard Road
                                    P.O Box 220630
                                    Chantilly, Virginia 22022


         If to Neoprobe at:             425 Metro Place North
                                        Suite 300
                                        Dublin, Ohio 43017-1367


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                  or to such other address as either party may hereafter designate to the other by notice similarly given. If mailed as aforesaid, notice shall be deemed given three (3) business days after being deposited in the United States mail; if telecopied, notice shall be deemed given when telecopied on a business day and such telecopy is received before 5:00 p.m. Eastern Time by the addressee thereof; otherwise, such notice by telecopy shall be deemed given on the next succeeding business day; and


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                  if sent by overnight courier, notice shall be deemed given on the next business day after being deposited with the overnight courier service.

         IN WITNESS WHEREOF, the parties have affixed their hands and seals to this Termination Agreement effective on the day and year first set forth above.


                                  Neoprobe Corporation

                                  by: /s/ David C. Bupp                 (SEAL)
                                     -----------------------------------
                                        David Bupp, President, CEO


                                  Kol Bio-Medical Instruments, Inc.,

                                  by: /s/ Roger S. Kolasinski           (SEAL)
                                     -----------------------------------
                                        Roger S. Kolasinski, Chairman


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                                                   SCHEDULE 2.3

                                               PRODUCTS IN INVENTORY

             PURCHASE    INVOICE     INVOICE                         ITEM
CUSTOMER       ORDER      NUMBER       DATE      QTY     ITEM    DESCRIPTION
--------       -----      ------       ----      ---     ----    -----------
   ***          ***        ***         ***       ***     ***         ***

CONTROL UNIT    PROBE       UNIT  INVOICE  AMOUNT    A/R
 SERIAL NO.   SERIAL NO.   PRICE   AMOUNT   PAID   BALANCE  2000  14MM  12U  12C  19U
 ----------   ----------   -----   ------   ----   -------  ----  ----  ---  ---  ---
    ***          ***        ***     ***     ***      ***    ***   ***   ***  ***  ***


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.